UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2018

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Gessner, Suite 500, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e) - Group 1 Automotive, Inc. 2018 Short Term Incentive Plan

On February 20, 2018, the Compensation Committee of the Board of Directors of Group 1 Automotive, Inc. (the "Company") established the objectives for the Company's 2018 Short Term Incentive Plan (the "Plan") payable in 2019 for executive officers of the Company. Incentive compensation will be based upon both financial and mission-based goals. 57 - 60% of the incentive award will be financial-based (EPS target) and 40 - 43% of the incentive award will be based on mission-based goals established at the beginning of the year. The mission-based and financial portions of the bonus can be awarded independently so that achievement of one is not predicated on the achievement of the other; however, the mission-based portion of the bonus will only be paid if the Company achieves an EPS of at least $7.25. Under the Plan, assuming all mission-based goals are attained, combined with the financial-based portion of the Plan, the bonus payout as a percentage of each officer's base salary at January 1, 2018, is as follows:

Earl J. Hesterberg - Threshold Performance - 67% ($766,666); Target Performance - 83% ($958,333); and Maximum Performance - 125% ($1,437,500).

Daryl A. Kenningham - Threshold Performance - 67% ($416,000); Target Performance - 83% ($520,000); and Maximum Performance - 115% ($717,600).

John C. Rickel - Threshold Performance - 67% ($ 399,800); Target Performance - 83% ($499,750); and Maximum Performance - 115% ($689,655).

Frank Grese, Jr. - Threshold Performance - 67% ($381,667); Target Performance - 83% ($477,083); and Maximum Performance - 115% ($658,375).

Peter C. DeLongchamps – Threshold Performance - 67% ($318,867); Target Performance - 83% ($398,583); and Maximum Performance - 115% ($550,045).

Darryl M. Burman - Threshold Performance - 67% ($305,867); Target Performance - 83% ($382,333); and Maximum Performance - 115% ($527,620).

A copy of the 2018 Short Term Incentive Plan Guidelines is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Group 1 Automotive, Inc. 2018 Short Term Incentive Plan Guidelines

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Exhibit Index

Exhibit No.	Description

10.1	Group 1 Automotive, Inc. 2018 Short Term Incentive Plan Guidelines

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

February 22, 2018	By:	/s/ Darryl M. Burman

Name: Darryl M. Burman
Title: Senior Vice President

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